                                                            Exhibit 10.67


          FIRST SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of November 12, 1997, between ASC East, Inc. (formerly American Skiing Company), a Maine corporation (the "Company"), the Guarantors listed on the signature pages hereof (the "Guarantors") and United States Trust Company of New York, a New York banking corporation, as trustee under the Indenture referred to below (the "Trustee").


                                 W I T N E S S E T H:

          WHEREAS, pursuant to the Indenture (the "Original Indenture"), dated as of June 28, 1996 among the Company, the Guarantors listed therein and the Trustee, the Company duly issued its 12% Senior Subordinated Notes Due 2006 (the "Securities"), in the aggregate principal amount of $120 million;


          WHEREAS, in accordance with the Indenture, the Company has obtained the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities to certain amendments to the Indenture as set forth in this Supplemental Indenture.

          WHEREAS, pursuant to Section 9.02 of the Indenture, the Company and the Guarantors, when authorized by resolution of their respective Boards of Directors, and the Trustee together, with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, are authorized to amend or supplement the Indenture as set forth in this Supplemental Indenture.


          WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized by all necessary parties; and


          WHEREAS, in accordance with Section 9.02 of the Indenture, the Company, each of the Guarantors and the Trustee desire and have agreed to execute and deliver this Supplemental Indenture in order to amend the Indenture as herein provided.



          NOW, THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed for the benefit of all Holders of the Securities as follows:

          SECTION 1. (a) (i) The definition of "Permitted Holders" in Section
1.01 is hereby amended by deleting the definition in its entirety and substituting the following therefor:

          "Permitted Holders" means (a) Leslie B. Otten (or, in the event of his incompetence or death, his estate and his estate's heirs, executor, administrator, committee or other representative (collectively, "Heirs")), (b) any Person in which Leslie B. Otten and his Heirs, directly or indirectly, have an 80% controlling interest, or (c) American Skiing Company a Maine corporation ("Holdings"), provided that, unless Holdings satisfies the provisions of clause (b) of this definition, then (i) Holdings shall have consummated an initial public offering of its common stock, par value $0.01 per share ("Holdings Common Stock"), generating gross proceeds of at least
$200 million on or prior to December 31, 1997 and (ii) no Person, other than Leslie B. Otten and his Heirs, shall have acquired, directly or indirectly, more than 35% of the voting power of all outstanding Holdings Common stock and Holdings Class A Common Stock, $0.1 par value per share, voting together as a single class.

          SECTION 2. The Trustee accepts this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby supplemented, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby supplemented.

          SECTION 3. The Indenture, supplemented as hereinabove set forth, is in all respects ratified and confirmed, and the terms and conditions thereof, supplemented as hereinabove set forth, shall be and remain in full force and effect.

          SECTION 4. The recitals contained in this Supplemental Indenture shall be taken as the statements made solely by the Company and the Guarantors, and the Trustee shall have no liability or responsibility for their correctness, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company and the Guarantors by corporate action or otherwise, (iii) the due execution hereof by the Comapny and the Guarantors or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

          SECTION 5. This Supplemental Indenture shall become effective upon the execution and delivery hereof by the Company and the Trustee.

          SECTION 6. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          SECTION 7. This Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          SECTION 8. Capitalized terms not otherwise defined herein are defined as set forth in the Indenture.

     IN WITNESS WHEREOF. the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                      ASC EAST, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      SUNDAY RIVER SKIWAY CORPORATION


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      SUNDAY RIVER LTD.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      PERFECT TURN, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer

                                      LBO HOLDINGS, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      SUNDAY RIVER TRANSPORTATION. INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      SUGARBUSH RESORT HOLDINGS, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      SUGARBUSH LEASING COMPANY


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer

                                      SUGARBUSH RESTAURANTS, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      CRANMORE, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      MOUNTAIN WASTEWATER TREATMENT, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      LBO HOTEL CO.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer

                                      S-K-I LIMITED


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      KILLINGTON LTD.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      MOUNT SNOW LTD.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      WATERVILLE VALLEY SKI AREA, LTD.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer

                                      SUGARLOAF MOUNTAIN CORPORATION


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      KILLINGTON RESTAURANTS, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      DOVER RESTAURANTS, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      RESORTS TECHNOLOGIES, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer

                                      RESORT SOFTWARE SERVICES, INC.


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      MOUNTAINSIDE


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      SUGARTECH


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      DEERFIELD OPERATING COMPANY


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer

                                      PICO SKI AREA MANAGEMENT COMPANY


                                      By: /s/ Christopher E. Howard
                                          -----------------------------------
                                          Name: Christopher E. Howard
                                          Title: Senior Vice President and
                                                 Chief Administrative Officer



                                      UNITED STATES TRUST COMPANY OF NEW
                                      YORK, Trustee


                                      By: /s/ Louis P. Young
                                          -----------------------------------
                                          Name: Louis P. Young
                                          Title: Vice President